                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ----------------------
                              AMENDMENT NO. 1 TO
                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report:  December 1, 1999

                             ISONICS CORPORATION
         (Name of small business issuer as specified in its charter)


       CALIFORNIA          001-12531                77-0338561
       ----------          ---------                ----------
       State of            Commission File          IRS Employer
       Incorporation       Number                   Identification No.


                 5906 MCINTYRE STREET, GOLDEN, COLORADO 80403
                    Address of principal executive offices

                                 303-279-7900
                                 ------------
                         Telephone number, including
                                  Area code

                                NOT APPLICABLE
          Former name or former address if changed since last report

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

     GENERAL. On December 1, 1999, Isonics Corporation ("Isonics" or the "Company") completed a sale of its depleted zinc ("DZ") business to Eagle-Picher Technologies, LLC for $8.2 million dollars, including $1.5 million to be paid over a period of three years, which amount is subject to certain contingencies. Isonics received $6,730,303 from Eagle-Picher at the closing, of which approximately $1,150,570 was used to pay certain accrued liabilities. DZ is used to prevent corrosion in nuclear power plants. Corrosion is a cause of high radiation fields in nuclear power plants and can result in radiation exposure to workers. DZ also reduces environmental cracking in certain kinds of nuclear reactors which, if not controlled, can require extremely costly repairs or possibly result in premature shutdown and de-commissioning of the facility.

     The Agreement executed between Isonics and Eagle-Picher provides for:
(1) Isonics' sale of the DZ Business to Eagle-Picher for a purchase price including approximately $6,700,000 in cash plus three additional payments of $500,000 over a three year period, (2) for Eagle-Picher's sale to Isonics of 200 kilograms of silicon-28 in consideration for a 42 month warrant grant to Eagle-Picher for the purchase of 4,000,000 shares of Isonics common stock at a purchase price of $3.75 per share. The Warrant is subject to a registration rights agreement.

     Related to, but separate from, the sale of the depleted zinc business, Isonics contemporaneously signed a ten year supply agreement by which Isonics will have the exclusive right to purchase quantities of isotopically pure silicon-28, silicon-29 and silicon-30 and a non-exclusive right to purchase quantities of carbon-12 and carbon-13 produced by Eagle-Picher from its pilot plant under construction in Oklahoma for a ten-year period. The Supply Agreement locks in what Isonics believes is a favorable purchase price for the isotopes. As partial consideration for the exclusivity provisions, Isonics agreed to pay Eagle-Picher a fee equal to 3% of the net revenues from all sales made by Isonics of products incorporating silicon-28, silicon-29 or silicon-30 supplied by Eagle-Picher. The ability of Eagle-Picher to produce isotopes meeting the specifications of the supply agreement is contingent upon Eagle-Picher successfully bringing its Oklahom-based facilities online as scheduled in March of 2000.

     In addition, Isonics will purchase 200 kilograms of silicon-28 from Eagle-Picher in consideration of a warrant to purchase 4,000,000 shares of Isonics common stock exercisable by Eagle-Picher for $3.75 per share through May 30, 2003. Isonics granted Eagle-Picher certain registration rights related to the shares of its common stock issuable upon exercise of the warrant. Eagle-Picher has an obligation to deliver the silicon-28 during calendar year 2000 or, if it fails to do so, it will reduce the warrant proportionately. One of the properties of isotopically pure silicon-28 is its high thermal conductivity, which Isonics is currently developing for semiconductor applications.

     Isonics is an advanced materials and technology company which develops and commercializes products based on enriched stable isotopes. Stable isotopes can be thought of as ultra-ultra pure materials. This high degree of purification provides enhanced performance properties compared to normal materials. Stable isotopes have commercial uses in several areas, including energy; research, medical diagnostics, and drug development; product tagging and stewardship; semiconductors; lasers; and optical materials.

     Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB for the year ended April 30, 1999 filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.

INFORMATION REQUIRED BY ITEM 701 OF REGULATION S-B.

     SECURITIES SOLD. The sale described in the preceding paragraphs occurred on December 1, 1999. The securities sold consists of one restricted warrant ("Warrant") to purchase 4,000,000 shares of restricted common stock exercisable in whole or in part issued at an exercise price of $3.75 per share.

     UNDERWRITERS AND OTHER PURCHASERS.

     No underwriters, agents, or placement agents participated in the private placement.

     The warrant was issued to a single accredited investor as consideration for the purchase of assets.

     The Warrant was issued in consideration for the purchase of 200 kilograms of silicon-28 pursuant to an Asset Purchase Agreement executed between Isonics and Eagle-Picher.

     The transactions were exempt from registration under the Securities Act of 1933, as amended by reason of Sections 4(2) and 4(6) of the Securities Act of 1933.

     Terms of conversion or exercise are as follows:

     The Warrant granted to Eagle-Picher may be exercised to purchase 4,000,000 shares of restricted common stock issued on a warrant-for-share basis with the Company's common stock (subject to dilution adjustment) for a purchase price of $3.75 per share through the expiration date, May 30, 2003

     The Company also entered into a registration rights agreement relating to the shares of common stock underlying the Warrant.

     The Company intends to use the 200 kilograms of silicon-28 from the issuance of the Warrant for the continued development and commercialization of silicon-28 wafers for the semiconductor industry.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of businesses acquired.  NOT APPLICABLE.

Pro forma financial statements.  INCLUDED HEREWITH.

Exhibits (incorporated from the initial filing):

          Asset Purchase Agreement
          Form of Warrant
          Form of Registration Rights Agreement

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 21st day of January 2000.

                                    ISONICS CORPORATION


                                    By:  /s/ James E. Alexander
                                         -------------------------------------
                                         James E. Alexander
                                         President and Chief Executive Officer

Isonics Corporation
Pro Forma Balance Sheet (in $000)
October 31, 1999

                                                                 (Unaudited)                           Proforma
                                                                October 31,1999     Adjustments     October 31,1999
                                                                ---------------     -----------     ---------------
                        ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                       $    313           $ 5,376 (1)       $ 5,689
  Accounts receivable (Net of allowance of $82)                      1,870                 -             1,870
  Notes receivable                                                                       500 (2)           500
  Inventories                                                        1,741            (1,511)(3)           230
  Prepaid expenses and other current assets                            184                                 184
                                                                  --------                             -------
    Total current assets                                          $  4,108                             $ 8,473
                                                                  --------                             -------
LONG-TERM ASSETS:
  Property and equipment, net                                     $    885           $   (95)(4)       $   790
  Goodwill, net                                                      3,264              (118)(4)         3,146
  Notes receivable from shareholders                                   135              (135)(5)             -
  Notes receivable                                                                     1,000 (2)         1,000
  Other assets                                                          55               (23)(4)            32
                                                                  --------                             -------
    Total long-term assets                                        $  4,339                             $ 4,968
                                                                  --------                             -------
TOTAL ASSETS                                                      $  8,447                             $13,441
                                                                  ========                             =======
         LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Notes payable and line of credit                                $    460           $  (460)(6)       $     -
  Notes payable to related parties                                     354                                 354
  Accounts payable                                                   2,095                               2,095
  Accrued liabilities                                                  973                                 973
                                                                  --------                             -------
Total Liabilities                                                 $  3,882                             $ 3,422
                                                                  --------                             -------
SHAREHOLDERS' EQUITY:
  Class A Preferred Stock--no par value. 10,000,000               $  2,745                            $ 2,745
    shares authorized; 1,830,000 shares outstanding
  Common stock--no par value.  20,000,000 shares                     6,952             9,720 (7)        16,672
    authorized; 6,607,760 shares issued and outstanding
  Notes receivable from shareholders                                  (485)                               (485)
  Accumulated deficit                                               (4,647)           (4,266)(8)        (8,913)
                                                                  --------                             -------
Total shareholders' equity                                        $  4,565                             $10,019
                                                                  --------                             -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $  8,447                             $13,441
                                                                  ========                             =======

Notes to the Pro Forma Balance Sheet.

(1) Net cash received from the sale of the depleted zinc business after payment of sale related items.

(2) Note receivable for remainder of purchase price payable in three annual installments of $500,000 each.

(3) Depleted zinc inventory held as of October 31, 1999. All depleted zinc inventory was sold in the transaction.

(4) Write-off of net book value of assets sold or disposed of in the transaction.

(5) Bonuses issued to shareholders for sale of business.

(6) Line of credit repaid with transaction proceeds as certain depleted zinc assets were collateral for borrowings.

(7) Value of warrants issued to Eagle-Picher in the transaction.

(8) Loss on sale of depleted zinc business, net of taxes, issuance of warrants, and pro forma adjustments.

Isonics Corporation
Pro Forma Income Statements ($000)
For the Year ended April 30, 1999, and the Six Months ended October 31, 1999


                                                     Year ended April 30, 1999                Six months ended October 31, 1999
                                            ----------------------------------------     -----------------------------------------
                                             Actual      Adjustments       Pro Forma      Actual      Adjustments        Pro Forma
                                            --------     -----------       ---------     --------     -----------        ---------
Revenues                                    $ 16,998     $  5,959 (1)      $ 11,039      $  7,544     $  2,572 (1)       $  4,972
Cost of revenues                              13,375        4,648 (1)         8,727         5,868        2,006 (1)          3,862
                                            --------     --------          --------      --------     --------           --------
    Gross margin                            $  3,623     $  1,311          $  2,312      $  1,676     $    566           $  1,110
Operating expenses:
  SG&A                                      $  3,643     $    138 (2,3,4)  $  3,505      $  1,830     $     73 (2,3,4)   $  1,757
  R&D                                          1,155            -             1,155           332            -                332
  Restructuring                                  691            -               691            66            -                 66
                                            --------     --------          --------      --------     --------           --------
    Total operating expenses                $  5,489     $    138          $  5,351      $  2,228     $     73           $  2,155
                                            --------     --------          --------      --------     --------           --------
    Operating loss                          $ (1,866)    $  1,173          $ (3,039)     $   (552)    $    493           $ (1,045)

Other income (expense):
  Interest income                           $     36     $      -          $     36      $     50     $      -           $      -
  Interest expense                              (575)        (100) (5,6)       (475)         (225)         (35)(5,6)            -
  Foreign currency gain (loss)                    55            -                55             -            -                  -
  Other income                                     -            -                 -           112            -                  -
                                            --------     --------          --------      --------     --------           --------
    Total other income (expense), net       $   (484)    $   (100)         $   (384)     $    (63)    $    (35)          $      -
                                            --------     --------          --------      --------     --------           --------
    Loss before taxes                       $ (2,350)    $  1,073          $ (3,423)     $   (615)    $    458           $ (1,045)

Income tax expense (benefit)                     171           30 (1)           141             -            - (1)              -
                                            --------     --------          --------      --------     --------           --------
Net income (loss)                           $ (2,521)    $  1,043          $ (3,564)     $   (615)    $    458           $ (1,045)

Notes to Pro Forma Income Statements

(1) Adjustment to reduce net revenue, cost of revenues, and income taxes related to the depleted zinc business.

(2) Reduction of salary expense attributable to employees assigned solely to the depleted zinc business, $50,000 and $25,000.

(3) Reduction of amortization expense of goodwill associated with the purchase of the depleted zinc business from Isoserve, $79,000 and $39,000.

(4) Reduction of depreciation expense associated with assets sold with the depleted zinc business, $9,000 and $9,000.

(5) Reduction in interest expense resulting from pay down of borrowing for which certain depleted zinc business assets provided collateral, $72,000 and $18,000

(6) Reduction in interest expense resulting from pay down of borrowing for which the loan origination fees had been amortized, $28,000 and $17,000.